May 1, 2023

SPVL

A Modified Single Premium Variable Life Insurance Policy

Issued by: Nassau Life Insurance Company

UPDATING SUMMARY PROSPECTUS

This Updating Summary Prospectus provides updated information about SPVL, an individual modified single premium variable life insurance policy (the “Policy”).

The prospectus for the Policy contains more information about the Policy, including its features, benefits, and risks. You can find the current prospectus and other information about the Policy online at https://dfinview.com/Nassau-PHL/TAHD/NAS000023. You can also obtain this information at no cost by calling 1-800-832-7783 or by sending an email request to customer_contact_center@nfg.com.

Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

GLOSSARY

The following are defined terms used in this Updating Summary Prospectus:

Face Amount – The dollar amount of insurance coverage You select, which is the Policy’s guaranteed minimum death benefit.

Fixed Account – A fixed interest investment option under the Policy.

Fund – A mutual fund underlying this Policy.

NNY, Us, We, Our or Company – Nassau Life Insurance Company

Policy – The individual modified single premium variable life insurance policy for which this prospectus provides updated information.

Policy Year – a twelve-month period as measured from the date Your Policy is issued until the first Policy Anniversary, and from each Policy Anniversary to the next Policy Anniversary thereafter.

Subaccount – A segregated investment subaccount under First Investors Life Separate Account E, the separate account of NNY that supports the Policy. Each Subaccount invests in the shares of a single Fund.

Net Surrender Value – The sum of the values in each of the Subaccounts and the Fixed account less the applicable surrender charge.

You or Your – A Policyowner who is reading this summary prospectus.

UPDATED INFORMATION ABOUT YOUR POLICY

The following is a summary of certain Policy features that have changed since the Updating Summary Prospectus dated May 1, 2022. This does not reflect all of the changes that have occurred since You entered into Your Policy.

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Effective April 28, 2023, the Delaware VIP® Special Situations Series was merged into the Delaware VIP® Small Cap Value Series. As a result, the Delaware VIP® Small Cap Value Series has been added as a Fund under the Policy. On the merger date, any Policy value allocated to the Subaccount for the Delaware VIP® Special Situations Series was automatically transferred to the new Subaccount for the Delaware VIP® Small Cap Value Series. The Subaccount for the Delaware VIP® Special Situations Series is no longer available for investment.

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Effective April 28, 2023, the Delaware VIP® Equity Income Series was merged into the Delaware VIP® Growth and Income Series, an existing Fund under the Policy. On the merger date, any Policy value allocated to the Subaccount for the Delaware VIP® Equity Income Series was automatically transferred to the Subaccount investing in the Delaware VIP® Growth and Income Series. The Subaccount for the Delaware VIP® Equity Income Series is no longer available for investment.

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For each of the Fund mergers described above, any standing Policy instructions that included the Subaccount for the merging Fund were automatically updated to replace the Subaccount for the merging Fund with the Subaccount for the successor Fund.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE POLICY

Fees and Expenses	Location in Prospectus
Charges for Early Withdrawals

For up to nine years following the date of each premium payment, a surrender charge may apply if You partially or fully surrender the Policy, allow the Policy to lapse, or reduce the Policy Face Amount. The maximum surrender charge that You can pay while You own the Policy is equal to 9.5% of premium surrendered if Your Policy was issued before October 1, 2008 or 9.0% of premium surrendered if Your Policy was issued on or after October 1, 2008.

For example, if You paid $100,000 in premium payments, the maximum full surrender charge would be $9,500 for a policy issued before October 1, 2008 or $9,000 for a Policy issued on or after October 1, 2008.

Fee Tables; Fees, Charges and Expenses
Transaction Charges

In addition to the surrender charge, You also may be charged for other transactions. Specifically:

•  There is a $25 charge for each partial surrender.

•  A transfer fee of up to $10 is applied on the 5th or 6th transfer in a Policy Year.

•  We reserve the right to impose a charge for use of the Systematic Transfer Option or the Automatic Subaccount Reallocation Option. Currently, We are not imposing a charge for those services.

Fee Tables; Fees, Charges and Expenses
Ongoing Fees and Expenses (annual charges)

In addition to surrender charges and transaction charges, an investment in the Policy is subject to certain ongoing fees and expenses. Those ongoing fees and expenses include a cost of insurance charge, a Separate Account charge and loan interest (if You take a Policy loan). Such fees and expenses may be set based on characteristics of the insured (e.g., age, sex, and rating classification). You should view the Policy specifications page of Your Policy for the rates applicable to Your Policy.

Fee Tables; Fees, Charges and Expenses; Appendix A: Funds Available Under the Policy

Fees and Expenses				Location in Prospectus
You will also bear expenses associated with the Funds under the Policy, as shown in the following table

	Annual Fee	MIN.	MAX.
	Investment options (underlying fund fees and expenses)*	0.20%	1.14%
* As a percentage of Fund assets. The fees of the Funds are as of 12/31/22, and such fees can vary over time

Risks				Location in Prospectus
Risk of Loss	You can lose money by investing in the Policy.			Principal Risks of Investing in the Policy
Not a Short-Term Investment

•   A Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash.

•   We may apply a surrender charge with respect to any surrender You make from the Policy.

•   A surrender may also reduce Your Policy’s Face Amount and may have adverse tax consequences.

•   You can avoid surrender charges and such possible adverse tax consequences by holding Your Policy for the long-term and minimizing surrenders.

•   Tax deferral is more beneficial to investors with a long time horizon.

Principal Risks of Investing in the Policy; Fees, Charges and Expenses
Risks Associated with Investment Options

•   An investment in this Policy is subject to the risk of poor investment performance of the Funds You choose, which performance can vary among the Funds.

•   Each Fund (as well as the Fixed Account) has its own unique risks. With the Fixed Account, for example, Your Policy value is held as part of Our general account assets, which exposes You to the risk of Our solvency.

•   You should review the prospectuses for the Funds before making an investment decision.

Principal Risks of Investing in the Policy; The Fixed Account; Appendix A: Funds Available Under the Policy

Risks		Location in Prospectus
Insurance Company Risks	An investment in the Policy is subject to the risks related to NNY, including that any obligations (including under the Fixed Account), guarantees, or benefits are subject to the claims-paying ability of NNY. More information about NNY, including its financial strength ratings, is available upon request by calling toll-free at 1-800-541-0171 and also is available at www.nfg.com.	Principal Risks of Investing in the Policy; Nassau Life Insurance Company
Contract Lapse	Your Policy can lapse only if You have an outstanding Policy loan. If Your Policy has an outstanding Policy loan and the Monthly Deduction exceeds the net Surrender Value, Your Policy may lapse, or end. If Your Policy lapses, it may not be reinstated. Withdrawals, loans (and associated loan interest), fees and charges, and poor investment performance can negatively affect net Surrender Value, and increase the risk of Policy lapse. If the Policy lapses, the death benefit will not be paid and You may incur surrender charges.	Principal Risks of Investing in the Policy; Default Reinstatement
Restrictions		Location in Prospectus
Investments

•   NNY reserves the right to remove or substitute Funds available under the Contract.

•   There is a limit of six transfers between two or more Subaccounts in any 12-month period.

•   Only one transfer either to or from the Fixed Account is allowed in any 12-month period, and transfers from the Fixed Account are subject to significant restrictions.

•   You may not allocate more than 50% of Your net premiums to the Fixed Account.

•   We reserve the right to limit transfers if frequent or large transfers occur.

The Fixed Account; The Subaccounts; Allocation of Premiums to the Investment Options
Taxes		Location in Prospectus
Tax Implications

•   You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Policy.

•   If You purchase the Policy through a qualified retirement plan or an individual retirement account, You do not receive any additional tax deferral.

Federal Tax Information

Taxes		Location in Prospectus

•   The Policy is generally a Modified Endowment Contract for federal income tax purposes, and, as a result, partial surrenders, a full surrender and Policy loans are subject to federal income tax on an income-first basis to the extent Your Accumulation Value exceeds Your basis in a Policy

•   Any gain on Your Policy is taxed at ordinary income tax rates when withdrawn, and You may have to pay a penalty tax if You take a withdrawal before age 59 1⁄2.

Conflicts of Interest		Location in Prospectus
Investment Professional Compensation

Currently, We do not make new sales of the Policy, and thus the compensation practices described here relate primarily to compensation with respect to prior sales.

Your registered representative may have received compensation for selling the Policy to You. We generally pay compensation as a percentage of premium payments invested in the Policy (“commissions”). NNY may also pay for sales and distribution expenses out of any payments We or the principal underwriter of the Policies may receive from the Funds for providing administrative, marketing and other support and services to the Funds. To the extent permitted by FINRA rules and other applicable laws and regulations, the principal underwriter may pay or allow other promotional incentives or payments in the form of cash or other compensation.

The presence of these forms of compensation can influence a registered representative to recommend the Policy over another investment.

Distribution of the Policy
Exchanges	As a general matter, some investment professionals could have a financial incentive to offer You this Policy in place of another policy You currently own. Similarly, some investment professionals may have a financial incentive to offer You a new policy to replace this Policy. You should only exchange a policy if You determine, after comparing the features, fees, and risks of both policies, that it is better for You to purchase the new policy rather than continue to own Your existing policy. Currently, We do not offer this Policy for new sales, and thus would not offer this Policy in connection with such a replacement transaction.	Distribution of the Policy

APPENDIX A: Funds Available Under the Policy

The following is a list of underlying Funds available under the Policy. More information about the underlying Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at https://dfinview.com/Nassau-PHL/TAHD/NAS000023. You can also request this information at no cost by calling 1-800-832-7783 or by sending an email request to customer_contact_center@nfg.com.

The current expenses and performance information below reflects fees and expenses of the Funds, but does not reflect the other fees and expenses that Your Contract may charge. Expenses would be higher and performance would be lower if these charges were included.

Each Fund’s past performance is not necessarily an indication of future performance.

Type/Investment Objective	Fund and Adviser/Subadviser	Current Expenses		Average Annual Total Returns (as of 12/31/22)
				1-Year	5-Year	10-Year
High current income	Delaware VIP Fund for Income Series Adviser: Delaware Management Company Sub-Advisers: Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited; Macquarie Investment Management Global Limited	0.75	%*	-11.06%	2.04%	3.34%
Long-term growth of capital and current income	Delaware VIP Growth and Income Series Adviser: Delaware Management Company Sub-Adviser: Macquarie Funds Management Hong Kong Limited.; Macquarie Investment Management Global Limited	0.71%		3.53%	7.99%	10.27%
Long-term capital growth	Delaware VIP International Series Adviser: Delaware Management Company Sub-Advisers: Macquarie Investment Management Global Limited; Macquarie Funds Management Hong Kong Limited	0.86	%*	-17.34%	0.76%	4.12%

Type/Investment Objective	Fund and Adviser/Subadviser	Current Expenses		Average Annual Total Returns (as of 12/31/22)
				1-Year	5-Year	10-Year
Provide sustainable current income with potential for capital appreciation with moderate investment risk	Delaware VIP Investment Grade Series Adviser: Delaware Management Company Sub-Advisers: Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited; Macquarie Investment Management Global Limited	0.63	%*	-17.06%	0.33%	1.55%
Current income consistent with low volatility of principal.	Delaware VIP Limited Duration Bond Series Adviser: Delaware Management Company Sub-Advisers: Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited; Macquarie Investment Management Global Limited	0.53	%*	-4.19%	0.51%	0.15%
Long-term capital growth	Delaware VIP Opportunity Series Adviser: Delaware Management Company Sub-Advisers: Macquarie Investment Management Global Limited; Macquarie Funds Management Hong Kong Limited	0.83	%*	-13.68%	5.33%	9.38%
Long-term growth of capital	Delaware VIP Growth Equity Series Adviser: Delaware Management Company Sub-Adviser: Smith Asset Management Group, L.P.	0.79	%*	-26.60%	9.63%	13.06%
Seeks capital appreciation	Delaware VIP Small Cap Value Series Adviser: Delaware Management Company Sub-Advisers: Macquarie Investment Management Global Limited; Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Europe Limited;	0.78	%*	-12.09%	4.35%	9.21%

Type/Investment Objective	Fund and Adviser/Subadviser	Current Expenses		Average Annual Total Returns (as of 12/31/22)
				1-Year	5-Year	10-Year
Sustainable current income with potential for capital appreciation with moderate investment risk.	Delaware VIP Total Return Series Adviser: Delaware Management Company Sub-Advisers: Macquarie Investment Management Austria Kapitalanlage AG; Macquarie Investment Management Global Limited; Macquarie Investment Management Europe Limited; Macquarie Funds Management Hong Kong Limited	0.84	%*	10.56%	2.89%	5.30%
Maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.	Goldman Sachs Government Money Market Fund Adviser: Goldman Sachs Asset Management, L.P.	0.17	%*	1.58%	1.17%	0.00%

*	This Fund’s annual expenses reflect temporary fee reductions.

This summary prospectus incorporates by reference the prospectus and statement of additional information (SAI) for the Policy, both dated May 1, 2023, as may be amended or supplemented from time to time. The SAI may be obtained free of charge in the same manner as the prospectus.

EDGAR Contract Identifier: C000221954